UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2015

UCP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 6, 2015, the Board of Directors of UCP, Inc. (the “Company”) appointed Timothy Baker Chief Account Officer (“CAO”) of the Company. In this role, Mr. Baker will serve as the Company’s principal accounting officer.

Mr. Baker, age 45, has served as the Company’s Corporate Controller since November 2014. Mr. Baker has more than 20 years of accounting and finance experience during his career. Prior to joining the Company, he served as Senior Vice President and Controller for NTS Development Company from 2000 to 2014. His experience also includes financial leadership positions at Service Merchandise and John-Kenyon American Eye Institute. He started his career as an accountant, which included positions at Deloitte & Touche LLP. He is a graduate of University of Louisville and a certified public accountant.

The Company and Mr. Baker will enter into an indemnification agreement in substantially the same form as the Company has entered into with its existing executive officers.  Mr. Baker was appointed CAO in light of his satisfactory performance of his duties since joining the Company in November 2014 and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.  Mr. Baker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as CAO, Mr. Baker will receive an option to purchase shares of the Company’s Class A Common Stock from the Company which has a value equal to his annual base salary of $250,000 under the Company’s 2013 Long-Term Incentive Plan. The option will generally be consistent in all material respects with options that the Company has previously granted its executive officers and will vest over three years.

In connection with the appointment of Mr. Baker, effective April 6, 2015, William J. La Herran, Chief Financial Officer and Treasurer of the Company, ceased serving as the principal accounting officer of the Company. Mr. La Herran will remain the Chief Financial Officer and Treasurer of the Company.

The Company issued a press release on April 10, 2015, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the appointment of Mr. Baker as CAO of the Company.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 10, 2015.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2015	UCP, INC.

	By:	/s/ William J. La Herran
William J. La Herran
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 10, 2015.